QUANTITATIVE GROUP OF FUNDS
SUPPLEMENT TO THE PROSPECTUS DATED AUGUST 1, 1998


The following language is added to the end of the third paragraph on page 16 of the Prospectus:

The SEC granted the exemptive order request in January
1999.

The following language supersedes the language in clause
(iii) of the first full paragraph on page 18 of the
Prospectus:

The clients of certain securities dealers or brokers not affiliated with the Distributor offering programs in which the client pays a separate fee to an advisor providing financial management or consulting services, including WRAP fee programs, may purchase Institutional
Shares subject to a minimum initial investment of $250,000 in aggregate at the investment management level and/or $100,000 at the individual client level. The securities dealers or brokers offering WRAP fees or similar programs may charge a separate fee for purchases and redemptions of Institutional Shares. Neither the Fund, the Manager, nor the Distributor receives any part of the fees charged clients of such securities dealers or brokers or financial advisors.

2/5/99